UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2004

LSI LOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11674	94-2712976

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 Barber Lane

Milpitas, California 95035

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(408) 433-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     On February 19, 2004, LSI Logic Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	The following exhibit is being filed with this report:

Exhibit Number	Description
99.1	Press Release issued by LSI Logic Corporation, dated February 19, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION a Delaware Corporation
Dated: February 19, 2004	By:	/s/ David G. Pursel
David G. Pursel
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by LSI Logic Corporation, dated February 19, 2004.